Exhibit 32

                            CERTIFICATION PURSUANT TO
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                                 18 U.S.C. 1350,
                                 ---------------
                             AS ADOPTED PURSUANT TO
                             ----------------------
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In  connection  with the 10-QSB of  American  Utilicraft  Corporation  (the
"Company"), the undersigned officers hereby certify that the Company's quarterly report on Form 10-QSB for the quarter that ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof,

          a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o
               (d)); and

          b)   that   information   contained  in  the  periodic  report  fairly
               presents, in all material respects, the financial condition and results of operations of the issuer


     This certificate is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any other purposes whatsoever.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by it Chief Financial Officer and its Principal Accounting Officer this 11th day of November, 2004.


/s/ John J. Dupont                                  /s/ M. Karen Shoemaker
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John J. Dupont                                      M. Karen Shoemaker
President and Chief Executive Officer               Principal Accounting Officer